Exhibit 10.2

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (the “Second Amendment”) is dated as of November 20, 2012 and is made by and among ARCH COAL, INC., a Delaware corporation (the “Borrower”), each of the GUARANTORS, the undersigned lenders, constituting the Required Lenders (the “Consenting Lenders”), BANK OF AMERICA, N.A., in its capacity as the term loan administrative agent (hereinafter referred to in such capacity as the “Term Loan Administrative Agent”) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as the revolver administrative agent (hereinafter referred to in such capacity as the “Revolver Administrative Agent”).  Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Revolver Administrative Agent, the Revolver Lenders, the Term Loan Administrative Agent, and the Term Loan Lenders are party to that certain Amended and Restated Credit Agreement dated as of June 14, 2011, as amended by that certain First Amendment to the Amended and Restated Credit Agreement dated as of May 16, 2012 (as the same may be further amended, restated, waived, supplemented or modified, the “Agreement”);

WHEREAS, the Borrower, the Guarantors, the Consenting Lenders and the Administrative Agents desire to, among other things, amend the Agreement to provide for an additional availability under Section 2.11 of the Agreement for future increases of Commitments and the incurrence of Incremental Term Loans, subject to the terms and conditions hereof;

WHEREAS, Pursuant to Section 11.1A of the Agreement, such amendments to such financial covenants require only the consent of the Borrower and the Required Lenders;

NOW, THEREFORE, the parties hereto, and in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.                                      Amendments to Agreement.

(a)                                 Section 2.11(i)(c) of the Agreement is hereby amended by adding immediately after the phrase “does not exceed $250,000,000” the phrase “or upon the effectiveness of that certain Incremental Amendment, to be dated on or about November 20, 2012, and the incurrence of the Incremental Term Loans contemplated therein (the “First Increment Date”), the sum of the total aggregate increase to the (A) Revolving Credit Commitments plus (B) the total aggregate increase to the Term Loan Commitments occurring in the case (A) and (B)  after the First Increment Date does not exceed $150,000,000”; and

(b)                                 The final paragraph of Section 5.6.1 of the Agreement is hereby amended by replacing each instance of the phrase “Closing Date” therein with the phrase “First Amendment

Effective Date”.

2.                                      Conditions to Effectiveness.

This Second Amendment shall be binding, effective and enforceable upon the date (the “Effective Date”) upon each of the following conditions being satisfied to the satisfaction of the Administrative Agents:

(a)                                 Counterparts.  The Administrative Agents shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, and the Required Lenders on, or prior to, 12:00 p.m., New York City time on November 19, 2012.

(b)                                 Confirmation of Guaranty.  Each of the Guarantors by execution of this Second Amendment hereby confirms that they have read and understand the Second Amendment.  In order to induce the Consenting Lenders and the Administrative Agents to enter into the Second Amendment, each of the Guarantors:  (i) consents to the Second Amendment and the transactions contemplated thereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor and a Loan Party at all times since it became a Guarantor and a Loan Party and from and after the date hereof, each Guarantor shall continue to be a Guarantor and a Loan Party in accordance with the terms of the Loan Documents, as the same may be amended in connection with the Second Amendment and the transactions contemplated thereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with the Second Amendment and the transactions contemplated thereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of any of the Loan Parties under the Agreement or any other such Loan Document.

(c)                                  Officer’s Certificate.  The representations and warranties of the Loan Parties contained in Section 6 of the Agreement including as amended by the modifications and additional representations and warranties of this Second Amendment, and of each Loan Party in each of the other Loan Documents shall be true and accurate on and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist or would immediately result from the occurrence of the Effective Date, and there has been no Material Adverse Change since December 31, 2011; and there shall be delivered to the Administrative Agents for the benefit of each Consenting Lender a certificate of the Borrower dated as of the Effective Date (or such other date as is reasonably acceptable to the Administrative Agents) and signed by a Authorized Officer of each of the Loan Parties to each such effect.

(d)                                 Secretary’s Certificate.  There shall be delivered to the Administrative

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Agents for the benefit of each Lender a certificate dated the Effective Date (or such other date as is reasonably acceptable to the Administrative Agents) and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

(i)                                     all action taken by each Loan Party in connection with this Second Amendment and the other Loan Documents;

(ii)                                  the names of the officer or officers authorized to sign this Second Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Second Amendment and the true signatures of such officers, on which the Administrative Agents and each Consenting Lender may conclusively rely; and

(iii)                               copies of its organizational documents as in effect on the Effective Date (or such other date as is reasonably acceptable to the Administrative Agents) certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized; provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Administrative Agents remain in full force and effect and have not been modified, amended, or rescinded.

(e)                                  Opinions of Counsel.  There shall be delivered to the Administrative Agents a written opinion of counsel for the Loan Parties, dated the Effective Date (or such other date as is reasonably acceptable to the Administrative Agents), and in form and substance satisfactory to the Administrative Agents and its counsel as to such matters with respect to the transactions contemplated herein as the Administrative Agents may reasonably request.

(f)                                   Consents and Approvals.  No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Second Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

(g)                                  No Defaults.  No default shall have occurred with respect to any note or credit agreement governing existing indebtedness of any Loan Party as a result of any of the transactions contemplated herein.

(h)                                 Fees.  The Borrowers shall have paid to the applicable Administrative Agent for each Consenting Lender that is Term Loan Lender (provided that such Consenting Lender is not a Defaulting Lender on the Effective Date), a fee equal to 0.05% of the aggregate amount of the Term Loans of such Consenting Lender and all other fees, costs and expenses payable to the Administrative Agents or any applicable Consenting Lenders or for which the Administrative Agents or any applicable Consenting Lender is entitled to be reimbursed, including but not limited to the fees and expenses of the Administrative Agents’ legal counsels.

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3.                                      Affirmation of Borrower and Parent.

Each Loan Party hereby affirms its Obligations under the Agreement and under each of the other Loan Documents to which each is a party and each hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Agreement and the other Loan Documents.

4.                                      Force and Effect.

Except as otherwise expressly modified by this Second Amendment, the Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

5.                                      Counterparts.

This Second Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

6.                                      Severability.

If any term of this Second Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Second Amendment or any other application of such term shall in no way be affected thereby.

7.                                      Entire Agreement.

This Second Amendment sets forth the entire agreement and understanding of the parties with respect to the Second Amendment contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the Second Amendment.  No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Second Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

8.                                      Governing Law.

This Second Amendment shall be deemed to be a contract under the Law of the State of New York without regard to its conflict of laws principles that would require the application of any other Law.

9.                                      Effective Date.

This Second Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of satisfaction of all conditions set forth in Section 2 hereof, and from and after such date this Second Amendment shall be binding upon the Borrower, each Lender and the Administrative Agents, and their respective successors and assigns permitted by the Agreement.

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10.                               No Novation.

This Second Amendment amends the Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Loan Parties under the Agreement or any other Loan Document.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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[SIGNATURE PAGE TO THE SECOND AMENDMENT]

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment on the first date written above.

ARCH COAL, INC.

By: :	/s/ James E. Florczak
Name: James E. Florczak
Title: Treasurer

ALLEGHENY LAND COMPANY
ARCH COAL SALES COMPANY, INC.
ARCH COAL TERMINAL, INC.
ARCH COAL WEST, LLC
ARCH DEVELOPMENT, LLC
ARCH ENERGY RESOURCES, LLC
ARCH RECLAMATION SERVICES, INC.
ARK LAND COMPANY
ARK LAND KH, INC.
ARK LAND WR, INC.
ARK LAND LT, INC.
ASHLAND TERMINAL, INC.
BRONCO MINING COMPANY, INC.
CATENARY COAL HOLDINGS, INC.
COAL-MAC, INC.
COALQUEST DEVELOPMENT LLC
CUMBERLAND RIVER COAL COMPANY
HAWTHORNE COAL COMPANY, INC.
HUNTER RIDGE COAL COMPANY
HUNTER RIDGE HOLDINGS, INC.
HUNTER RIDGE, INC.
ICG ADDCAR SYSTEMS, LLC
ICG BECKLEY, LLC
ICG EAST KENTUCKY, LLC

By:	/s/ James E. Florczak
Name: James E. Florczak, Vice President and Treasurer of each Guarantor listed above on behalf of each such Guarantor

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

ICG EASTERN LAND, LLC
ICG EASTERN, LLC
ICG HAZARD LAND, LLC
ICG HAZARD, LLC
ICG ILLINOIS, LLC
ICG, INC.
ICG KNOTT COUNTY, LLC
ICG, LLC
ICG NATURAL RESOURCES, LLC
ICG TYGART VALLEY, LLC
INTERNATIONAL COAL GROUP, INC.
JACOBS RANCH COAL LLC
JACOBS RANCH HOLDINGS I LLC
JACOBS RANCH HOLDINGS II LLC
JULIANA MINING COMPANY, INC.
KING KNOB COAL CO., INC.
LONE MOUNTAIN PROCESSING, INC.
MARINE COAL SALES COMPANY
MELROSE COAL COMPANY, INC.
MINGO LOGAN COAL COMPANY
MOUNTAIN GEM LAND, INC.
MOUNTAIN MINING, INC.
MOUNTAINEER LAND COMPANY
OTTER CREEK COAL, LLC
PATRIOT MINING COMPANY, INC.
POWELL MOUNTAIN ENERGY, LLC
PRAIRIE HOLDINGS, INC.
SHELBY RUN MINING COMPANY, LLC
SIMBA GROUP, INC.
UPSHUR PROPERTY, INC.
VINDEX ENERGY CORPORATION
WESTERN ENERGY RESOURCES, INC.
WHITE WOLF ENERGY, INC.
WOLF RUN MINING COMPANY

By:	/s/ James E. Florczak
Name: James E. Florczak, Vice President and Treasurer of each Guarantor listed above on behalf of each such Guarantor

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

ARCH WESTERN ACQUISITION CORPORATION
ARCH WESTERN ACQUISITION, LLC,
ARCH WESTERN BITUMINOUS GROUP, LLC
ARCH WESTERN FINANCE, LLC
ARCH WESTERN RESOURCES, LLC
ARCH OF WYOMING, LLC
CANYON FUEL COMPANY, LLC
MOUNTAIN COAL COMPANY, L.L.C.
THUNDER BASIN COAL COMPANY, L.L.C.
TRITON COAL COMPANY, LLC

By:	/s/ James E. Florczak
Name: James E. Florczak, Vice President and Treasurer of each Guarantor listed above on behalf of each such Guarantor

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

BANK OF AMERICA, N.A., in its capacity as Term Loan Administrative Agent

By:	/s/ Henry Pennell
Name:	Henry Pennell
Title:	Vice President

[SIGNATURE PAGE TO THE SECOND AMENDMENT]

PNC BANK, NATIONAL ASSOCIATION, in its capacity as Revolver Administrative Agent and on behalf of the Required Revolver Lenders

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	S.V.P.